                                EXHIBIT 10.14.9
                               ----------------

                         TENTH MODIFICATION AGREEMENT
                         ----------------------------

         THIS AGREEMENT is made as of and effective this 31st day of May, 1996, between and among SEI CORPORATION, a Pennsylvania corporation ("Company") and PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank ("Bank").

                                  BACKGROUND
                                  ----------

         Bank and Company have entered into a Credit Agreement effective as of May 31, 1992 as amended by a Waiver and First Modification Agreement between Bank and Company dated as of September 30, 1992, a Second Modification Agreement between Bank and Company dated as of April 19, 1993, a Third Modification Agreement between Bank and Company dated as of May 31, 1993, a Fourth Modification Agreement between Bank and Company dated as of March 14, 1994, a Fifth Modification Agreement dated as of May 31, 1994, a Sixth Modification Agreement dated as of May 5, 1995, a Seventh Modification Agreement effective as of May 31, 1995, an Eighth Modification Agreement dated October 19, 1995 and a Ninth Modification Agreement dated March 31, 1996 (as so amended, the "Credit Agreement") pursuant to which Bank agreed to make up to $20,000,000 in loans (the "Loans") to Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The Loans are evidenced by Company's note originally dated May 31, 1992 and amended and restated September 30, 1992 (the "Note") in the principal amount of $20,000,000.

         The obligations of Company under the Credit Agreement are secured by a Pledge Agreement, dated as of May 31, 1992 as amended by the First Modification Agreement (as so amended, the "Pledge Agreement") under which Company pledged to Bank the shares of capital stock of certain of the Subsidiaries.

         Company and Bank desire to increase the Loans to $30,000,000 and to amend further certain provisions of the Credit Agreement.

                                   Agreement
                                   ---------

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Terms. Capitalized terms not defined herein shall have the meanings
            -----
set forth in the Credit Agreement.

         2. Restated Note. Concurrently with the execution and delivery of this
            -------------
Agreement, Borrower shall execute and deliver to Bank a restated note (the "Restated Note"), evidencing the Loans in the principal amount of $30,000,000 in the form of Exhibit A attached hereto. Upon receipt by Bank of the Restated Note, the original Note shall be canceled and returned to the Borrower; the Loans and all accrued and unpaid interest on the original Note shall thereafter be evidenced by the Restated Note; and all references to the "Note" evidencing the Loans in any documents relating thereto shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall in no way extinguish the Borrower's unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the original Note.

         3. Amendments to Credit Agreement. The Credit Agreement is hereby
            ------------------------------
amended as follows:

            (a) The definition of "Credit Commitment" contained in Section 1.1 of the Credit Agreement is hereby changed from "$20,000,000" to "$30,000,000".

            (b) As contemplated by Section 9.15 of the Credit Agreement, the Termination Date and the date on which the Credit Commitment shall expire and the Credit Period shall end is hereby changed from May 31, 1996 to May 31, 1997.

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            (c) Section 7.8 of the Loan Agreement is hereby amended by adding a new subparagraph (l) thereto which shall read in full as follows:

                           "(l) Indebtedness of the Company, not to exceed an aggregate of $50,000,000, for the purpose of financing the Company's new office campus; provided that, both before and after giving effect to the incurrence of such Indebtedness, the Company is in compliance with all covenants contained in this Agreement; and provided, further,
                                                             --------  -------
         that the terms of such Indebtedness are no more restrictive than the terms of this Agreement."

            (d) Section 7.10 of the Credit Agreement is hereby amended by adding a new subparagraph (l) thereto which shall read in full as follows:

                           "(l) Investments made by the Company, in addition to those permitted in Section 7.10(a) through (k), in other entities, in an aggregate amount not to exceed $10,000,000."

             (e) Exhibit A to the Credit Agreement is hereby amended and restated to read in full as set forth in Exhibit A attached hereto.

         4. Loan Documents. All references in the Restated Note, the Loan
            --------------
Agreement and the Pledge Agreement to the Note or the Credit Agreement are hereby deemed to be to the Restated Note or the Credit Agreement as amended hereby.

         5. Representations and Warranties. Company represents and warrants
            ------------------------------
that:

            (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to make and perform this Agreement and the Restated Note.

            (b) The execution, delivery and performance of this Agreement and the Restated Note have been duly authorized by all requisite corporate action of Company and will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which Company is a party or by which Company or any of Company's properties is bound;

            (c) This Agreement and the Restated Note constitute the legal, valid and binding obligations of Company, enforceable in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and general principles of equity;

            (d) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance by Company of this Agreement and the Restated Note, except such as have been obtained; and

            (e) All representations and warranties of Company set forth in
Section 5 of the Credit Agreement are true and correct as of the date hereof.

         All of the above representations and warranties shall survive the making of this Agreement.

         6. Company's Ratification. Except as hereinabove modified and amended
            ----------------------
and except as necessary to conform to the intention of the parties hereinabove set forth, the Credit Agreement, the Restated Note and the Pledge Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects, as so amended.

         7. Conditions to Effectiveness of Agreement. Bank's willingness to
            ----------------------------------------
agree to the extension, increase and modifications contained herein are subject to the prior satisfaction of the following conditions:

            (a) Execution and delivery of this Agreement and the Restated Note; and

            (b) Delivery of certified resolutions of the Company authorizing the Company's execution, delivery and performance of this Agreement and the Restated Note.

         8. Miscellaneous.
            -------------

            (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (b) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

            (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                               SEI CORPORATION


                                  By:      Henry H. Greer
                                  --------------------------------------------

                                  Title:   President and Chief Operating Officer
                                  --------------------------------------------



                               PNC BANK, NATIONAL ASSOCIATION


                                  By:      H. Todd Dissinger
                                  --------------------------------------------

                                  Title:   Vice President
                                  --------------------------------------------

                                   EXHIBIT A

                         RESTATED LINE OF CREDIT NOTE
                         ----------------------------

$30,000,000                                          Philadelphia, Pennsylvania
                                            Originally Dated as of May 31, 1992
                                  Amended and Restated as of September 30, 1992
                                                    Restated as of May 31, 1996


         FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank ("Bank"), at 100 South Broad Street, Philadelphia, Pennsylvania 19110 or at such other address as the Bank may designate, the principal sum of THIRTY MILLION DOLLARS ($30,000,000), or if less, the aggregate unpaid principal amount of all loans made by the payee to the undersigned pursuant to the Credit Agreement dated as of May 31, 1992, as the same has been and may hereafter be amended from time to time (the "Agreement") between the undersigned and the payee. The principal hereof shall be due and payable on the Termination Date, as defined in the Agreement. The undersigned promises to pay interest from the date hereof on the unpaid principal hereof to and including the Termination Date (as defined in the Agreement) at the rates and times and in all cases in accordance with the terms of the Agreement.

         This Note evidences borrowings under and is entitled to the benefits and provisions of the Agreement. The principal of this Note is subject to acceleration of the maturity thereof and certain prepayments are permitted in the manner and to the extent specified in the Agreement.

         In case an Event of Default, as defined in the Agreement, shall occur, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Agreement.

         The parties hereto, including the undersigned maker and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assent to extensions of the time of payment of forbearance or other indulgence without notice.

         This Note amends and restates, and is in substitution for, a Note in the principal amount of $20,000,000 payable to Bank dated May 31, 1992, as amended (the "Original Note"). However, without duplication, this Restated Note shall in no way extinguish the undersigned's unconditional obligation to repay all indebtedness evidenced by the Original Note.

[CORPORATE SEAL]                 SEI CORPORATION


Attest:    H. Todd Dissinger     By:     Henry H. Greer
           ---------------------         --------------------------------------

Title:     Vice President        Title:  President and Chief Operating Officer
           ---------------------         --------------------------------------

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